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            SUPPLEMENT DATED OCTOBER 2, 2006 TO THE PROSPECTUS DATED
          MAY 1, 2006 OF THE DIVERSIFIED INVESTORS VARIABLE FUNDS AND
               THE DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS

DIVERSIFIED INVESTORS VARIABLE FUNDS SPECIAL EQUITY SUBACCOUNT

    RS Investment Management Co. LLC ("RS Investments"), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111 serves as a subadviser for the Special Equity Subaccount.

    On August 31, 2006, Guardian Investor Services LLC, a wholly-owned subsidiary of The Guardian Life Insurance Company of America ("Guardian"), acquired approximately 65% of the ownership interest in RS Investments. Diversified entered into a new investment subadvisory agreement with RS Investments as of that date. Guardian's acquisition of that interest in RS Investments did not result in any change in the personnel engaged in the day-to-day management of the Special Equity Subaccount or in the investment objective or policies of the Special Equity Subaccount.

Form No. 2892 (Rev. 10/06)                                              33-73734
                                                                       333-08543